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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  May 29, 1996


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of April 30, 1996, which forms Delta Funding Home Equity Loan Trust 1996-1, which will issue the Home Equity Loan Trust 1996-1, Home Equity Loan Asset-Backed Certificates, Series 1996-1).


                           LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)


         Delaware                333-01451       13-3447441
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------

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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     The financial statements of MBIA Insurance Corporation ("MBIA") as of
March 31, 1996 and December 31, 1995, that are included in the prospectus supplement relating to Lehman Home Equity Loan Trust 1996-1 (the "MBIA Financials") have been audited by Coopers & Lybrand LLP ("Coopers"). The consent of Coopers to the use of their name in such prospectus supplement is attached hereto as Exhibit 23.

     The MBIA Financials are attached hereto as Exhibit 99.1.



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Item 7.   Financial Statements, Pro Forma Financial
- ----      -----------------------------------------
          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.  Consent of Coopers.

     99.1 MBIA Financials.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
                                  Martin Harding




Dated:  May 29, 1996

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                                Exhibit Index
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Exhibit                                           Page
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     23.  Consent of Coopers.

     99.1 MBIA Financials.


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